Exhibit 99.1

ACCELRYS, INC.
DIRECTOR RESTRICTED STOCK UNIT AWARD AGREEMENT
(AMENDED AND RESTATED 2004 STOCK INCENTIVE PLAN)

Pursuant to its Amended and Restated 2004 Stock Incentive Plan (the “Plan”), ACCELRYS, INC. (the “Company”), hereby grants to you, as a director of the Company (the “Participant”), that number of restricted units of Common Stock (the “Restricted Stock Unit Award”) subject to the terms and conditions below.  Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Plan, a copy of which is attached hereto as Attachment 1.

1.             GOVERNING PLAN DOCUMENT.  Your Restricted Stock Unit Award is subject to all of the provisions of the Plan, which provisions are hereby made a part of this Restricted Stock Unit Award Agreement.  In the event of any conflict between the provisions of this Restricted Stock Unit Award Agreement and the provisions of the Plan, the provisions of the Plan shall control in all respects.

2.             DETAILS OF RESTRICTED STOCK AWARD.  The details of your Restricted Stock Award Unit are as follows:

Number of Shares of Common Stock Subject to Award:

Award Date:

Vesting Commencement Date:

Vesting Schedule:                                                                                                                                                                                                                                                1/12th of the shares of Common Stock subject to your Restricted Stock Award Unit shall vest at the end of the third month following the month in which the Vesting Commencement Date occurs and an additional 1/12th of such shares shall vest at the end  of every third month thereafter so that all shares shall be fully vested on the third anniversary of the Vesting Commencement Date.

3.             SATISFACTION OF VESTING RESTRICTIONS; ACCOUNT.  No shares of Common Stock will be issuable to you pursuant to your Restricted Stock Unit Award until such shares vest in accordance with the Vesting Schedule indicated in Section 2.  As soon as practicable after the date on which any shares of Common Stock subject to your Restricted Stock Unit Award vest, the Company will credit to a bookkeeping account (the “Account”) maintained by the Company for your benefit such vested shares of Common Stock (collectively, the “Deferred Awards”), which shall be maintained in the Account until such time as such Deferred Awards are to be paid to you pursuant to Section 4.  Prior to the time of such payment, whenever any cash dividends are declared on the Deferred Awards, on the date such dividend is paid, the Company will credit to the Account a number of additional shares of Common Stock equal to the quotient of: (i) the product of the total number of shares of Common Stock credited to the Account on the record date for such dividend, multiplied by and the per share amount of such dividend; divided by (ii) the Fair Market Value of one share of Common Stock on the date such dividend is paid by the Company.

4.             PAYMENTS OF DEFERRED AWARDS.  The Company shall make a payment to you of the Deferred Awards credited to the Account as provided in Section 3 upon the earlier to occur of: (i) the cessation of your service as a director of the Company for any reason; and (ii) the three-year anniversary of the date of this Agreement.  Notwithstanding the foregoing, you may elect to change the payment event set forth in clause (ii) of the preceding sentence by written notice delivered to the Company at least 12 months prior to the such payment event, provided that the new payment event must be at least five years after the previously applicable payment event.

5.             TERMINATION OF SERVICE WITH THE COMPANY.  If, at any time prior to the vesting in full of the shares of Common Stock subject to your Restricted Stock Unit Award, your service with the Company terminates for any reason, the unvested portion of your Restricted Stock Unit Award shall be canceled and become automatically null and void.

6.             REPRESENTATIONS.  In connection with the acquisition of shares of Common Stock pursuant to this Restricted Stock Unit Award Agreement, you represent and warrant to the Company that you have no present intention of distributing or selling the Common Stock, except as permitted under applicable securities laws.  You further acknowledge and agree that your ability to sell the Common Stock may be limited by the Securities Act (including, without limitation, Rule 144 promulgated under the Securities Act) and by the terms and conditions of the this Restricted Stock Award Unit Agreement and the Plan.

7.             NOT A CONTRACT OF EMPLOYMENT.  By executing this Award, you acknowledge and agree that (i) nothing in this Award or the Plan confers on you any right to be employed by or continue any employment, service or consulting relationship with the Company or any of its Subsidiaries or Affiliates; and (ii) the Company would not have granted this Award to you but for this acknowledgement and agreement.

8.             COMPLIANCE WITH SECTION 409A.  This Restricted Stock Unit Agreement is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent.  Payment under this Agreement shall be made in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee.  Any provision of this Restricted Stock Unit Agreement that would cause the payment or settlement thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

9.             GOVERNING LAW; JURISDICTION AND VENUE.  This Restricted Stock Unit Award Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Delaware without giving effect to its principles of conflicts of laws. Any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement shall be brought or otherwise commenced exclusively in any state or federal court located in the County of San Diego, State of California.  Each of the parties hereto: (i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the County of San Diego, State of California, in connection with any legal proceeding; (ii) agrees that each state and federal court located in the County of San Diego, State of California, shall be deemed to be a convenient forum; and (iii) agrees not to assert, by way of motion, as a defense or otherwise, in any such legal proceeding commenced in any state or federal court located in the County of San Diego, State of California, any claim that it is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter of this Restricted Stock Unit Award Agreement may not be enforced in or by such court.

10.          NOTICES.  Any notices to be delivered pursuant to this Restricted Stock Award Agreement shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

11.          SEVERABILITY.  If one or more provisions of this Restricted Stock Unit Award Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Restricted Stock Unit Award Agreement and the balance of the Restricted Stock Unit Award Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.          BINDING AND ENTIRE AGREEMENT.  The terms and conditions of this Restricted Stock Unit Award Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. This Restricted Stock Unit Award Agreement, together with the Plan and any attachments hereto or thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

13.          COUNTERPARTS.  This Restricted Stock Unit Award Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

COMPANY:	PARTICIPANT:

ACCELRYS, INC.

By:	By:

Name:	Name:

Title:

ATTACHMENT 1
ACCELRYS, INC. AMENDED AND RESTATED 2004 STOCK INCENTIVE PLAN